UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 4, 2022

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00663	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.001 par value	ARCC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2022, the board of directors (the “Board”) of Ares Capital Corporation, a Maryland corporation (the “Company”), increased the size of the Board from nine to ten members and, on the recommendation of the Nominating and Governance Committee of the Board, appointed Mary Beth Henson as an independent Class II director to fill the vacancy created by such increase.

The initial term of Ms. Henson, a Class II director, will expire at the 2024 annual meeting of stockholders of the Company. The Board has determined that Ms. Henson is independent within the meaning of the independence standards of the Securities and Exchange Commission (the “SEC”) and the NASDAQ Marketplace Rules. As an independent director, Ms. Henson will receive the same compensation as that provided to the Company’s other independent directors, as described in detail in the Company’s other filings with the SEC. There is no arrangement or understanding under which Ms. Henson was appointed. There are no transactions involving Ms. Henson requiring disclosure under Item 404(a) of Regulation S-K.

Ms. Henson served as Chief Financial Officer at the National Audubon Society, a non-profit dedicated to protecting birds and their habitats, from 2013 until her retirement in 2021. Before that, she was Vice President, Finance for City Harvest, a food rescue organization in New York City, since 2008. Prior to joining City Harvest, Ms. Henson worked in investment banking and treasury at Merrill Lynch for 14 years and at Chase Manhattan Bank for 5 years. She received an M.B.A. in Finance from New York University and a B.A. in English Literature from the University of Virginia.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Press Release announcing Ms. Henson’s appointment to the board of directors of the Company, dated March 9, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: March 9, 2022

	By:	/s/ Joshua M. Bloomtein
	Name:	Joshua M. Bloomstein
	Title:	General Counsel